SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BB&T VARIABLE INSURANCE FUNDS

(Name of Registrant as Specified in its Charter)

Alan G. Priest, Esq.
Ropes & Gray LLP
One Metro Center
700 12th Street, NW, Suite 900
Washington, D.C. 20005
(Name of Person(s) Filing Proxy Statement)

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IMPORTANT SHAREHOLDER INFORMATION

BB&T Funds
BB&T Mid Cap Value Fund
BB&T Total Return Bond Fund

BB&T Variable Insurance Funds
BB&T Total Return Bond VIF

(each, a “Fund” and, collectively, the “Funds”)

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the Fund or Funds in which you invest. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Boards of Trustees of the Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card(s), and return the proxy card(s) to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

BB&T Mid Cap Value Fund
BB&T Total Return Bond Fund
BB&T Total Return Bond VIF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2005

Notice is hereby given that a Special Meeting of the Shareholders (“Special Meeting”) of the: (i) BB&T Mid Cap Value Fund (the “Mid Cap Value Fund”) and BB&T Total Return Bond Fund (the “Total Return Bond Fund”), each a separate series of BB&T Funds (the “BB&T Trust”) and (ii) BB&T Total Return Bond VIF (the “Total Return Bond VIF” and, together with the Mid Cap Value Fund and the Total Return Bond Fund, the “Funds”), a separate series of BB&T Variable Insurance Funds (the “BB&T VIF Trust” and, together with the BB&T Trust, the “Trusts”), will be held at 2:00 p.m. (Eastern Time) on July 8, 2005 at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, for the following purposes:

1. To approve Investment Sub-Advisory Agreements between BB&T Asset Management, Inc. (“BB&T” or the “Adviser”) and Sterling Capital Management LLC (“Sterling Capital”) with respect to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF;

2. To approve an amendment to the investment objective of the Mid Cap Value Fund; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

Shareholders of record at the close of business on May 23, 2005 (the “Shareholders”) are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

By Order of the Trustees of each Trust /s/ C. David Bunstine C. David Bunstine Secretary of each Trust

June 8, 2005

SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BB&T FUNDS’ AND BB&T VARIABLE INSURANCE FUNDS’ BOARDS OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BB&T FUNDS OR BB&T VARIABLE INSURANCE FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

To Shareholders of the BB&T Mid Cap Value Fund, BB&T Total Return Bond Fund and BB&T Total Return Bond VIF:

The purpose of this proxy is to announce that a Special Meeting of Shareholders (the “Special Meeting”) of the: (i) BB&T Mid Cap Value Fund (the “Mid Cap Value Fund”) and BB&T Total Return Bond Fund (the “Total Return Bond Fund”), each a separate series of BB&T Funds (the “BB&T Trust”) and (ii) BB&T Total Return Bond VIF (the “Total Return Bond VIF” and, together with the Mid Cap Value Fund and the Total Return Bond Fund, the “Funds”), a separate series of BB&T Variable Insurance Funds (the “BB&T VIF Trust” and, together with the BB&T Trust, the “Trusts”), has been scheduled for July 8, 2005. The purpose of this Special Meeting is to submit to the Shareholders a vote (1) to approve Investment Sub-Advisory Agreements between BB&T Asset Management, Inc. (“BB&T” or the “Adviser”) and Sterling Capital Management LLC (“Sterling Capital”) with respect to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF, (2) to approve an amendment to the investment objective of the Mid Cap Value Fund and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

While you are, of course, welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card relating to the Fund or Funds in which they invest (or by telephone or the Internet). In order to conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds and BB&T Variable Insurance Funds directly at 1-800-228-1872.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely, /s/ Keith F. Karlawish Keith F. Karlawish President BB&T Funds and BB&T Variable Insurance Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
(OR VOTE BY TELEPHONE OR THE INTERNET)
YOUR VOTE IS VERY IMPORTANT

BB&T Funds
BB&T Mid Cap Value Fund
BB&T Total Return Bond Fund

BB&T Variable Insurance Funds
BB&T Total Return Bond VIF

(each, a “Fund” and, collectively, the “Funds”)

Q.	WHY ARE THE BOARDS OF TRUSTEES PROPOSING TO ADOPT INVESTMENT SUB-ADVISORY AGREEMENTS WITH RESPECT TO THE FUNDS?

A.	On May 20-21, 2005 the Boards of Trustees of the BB&T Trust and BB&T VIF Trust decided to hire Sterling Capital as the investment sub-adviser to the Funds. In reaching this conclusion, the Trustees considered the best interests of both current and future shareholders of the Funds. In unanimously approving the proposed Investment Sub-Advisory Agreements and recommending the approval of such Agreements by Shareholders, the Trustees of the Funds, including the independent Trustees, considered the best interests of Shareholders of the Funds and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by Sterling Capital and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreements would be beneficial to the Funds and to Shareholders.

Q.	WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENTS RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	No. Under the proposed agreements, the Adviser will continue to have full responsibility for providing investment advisory services to the Funds and will compensate the Sub-Adviser at its sole expense.

Q.	WHY IS THE BB&T FUNDS’ BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVE OF THE MID CAP VALUE FUND?

A.	After considering the Mid Cap Value Fund’s present investment objective and Sterling Capital’s investment management strengths, the BB&T Funds’ Board of Trustees has determined that it would be desirable to focus on seeking long-term growth of capital, without requiring the generation of current income.

Q. WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum for each Fund is defined as representation of over 50% of the shares outstanding for such Fund as of May 23, 2005. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Boards of Trustees of BB&T Funds and BB&T Variable Insurance Funds, including the independent members, recommend that you vote “FOR” (i) adopting the proposed Investment Sub-Advisory Agreements and (ii) approving an amendment to the investment objective of the Mid Cap Value Fund. The Boards also wish to urge you to vote and return all the proxy ballot cards you receive.

Q. WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds and BB&T Variable Insurance Funds directly at 1-800-228-1872.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES
CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

BB&T MID CAP VALUE FUND
BB&T TOTAL RETURN BOND FUND*
BB&T TOTAL RETURN BOND VIF
3435 STELZER ROAD
COLUMBUS, OHIO 43219

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2005

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Boards of Trustees (the “Trustees”) of BB&T Funds (the “BB&T Trust”) and BB&T Variable Insurance Funds (the “BB&T VIF Trust” and, together with the BB&T Trust, the “Trusts”) on behalf of the BB&T Mid Cap Value Fund (the “Mid Cap Value Fund”), BB&T Total Return Bond Fund (the “Total Return Bond Fund”) and BB&T Total Return Bond VIF (the “Total Return Bond VIF” and, together with the Mid Cap Value Fund and Total Return Bond Fund, the “Funds”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on July 8, 2005 at the Special Meeting of Shareholders of the Funds at 2:00 p.m. (Eastern Time) at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”). The cost of preparing and mailing the Notice of Special Meeting, the proxy cards, this proxy statement and any additional proxy materials has been or is to be borne by BB&T Asset Management, Inc. Proxy solicitations will be made primarily by mail, but may also be made by telephone, e-mail, or personal interview conducted by certain officers or employees of the Trusts or BB&T Asset Management, Inc. (“BB&T”), as administrator of the Trusts. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of the proposals.

Only Shareholders of record at the close of business on May 23, 2005 will be entitled to vote at the Special Meeting. On May 23, 2005, the Funds had outstanding the following number of shares of beneficial interest (“Shares”), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

BB&T Mid Cap Value Fund: 34,282,950.325

BB&T Total Return Bond Fund: 12,397,111.858

BB&T Total Return Bond VIF: 1,655,795.246

*Prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

This proxy statement and the enclosed proxy cards will be sent to Shareholders of record on or about June 8, 2005.

BB&T Funds’ and BB&T Variable Insurance Funds’ Declarations of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2005. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds or BB&T Variable Insurance Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the matters under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposals.

The Trusts’ executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

The Adviser and Administrator for the Funds is BB&T Asset Management, Inc. (“BB&T), 434 Fayetteville Street, Raleigh, North Carolina, 27601. BB&T is a wholly-owned subsidiary of BB&T Corporation.

The principal distributor of the BB&T Trust is BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219. The BB&T VIF Trust currently does not have a distributor.

Copies of the Funds’ annual reports and semi-annual reports are available upon request and may be obtained without charge by calling BB&T Funds and BB&T Variable Insurance Funds, 3435 Stelzer Road, Columbus, Ohio 43219 at 1-800-228-1872.

As of May 23, 2005 the Funds believe that BB&T and its bank affiliates were the Shareholders of record of 11,412,188.178 of the Mid Cap Value Fund Shares, 32,978,683.392 of the Total Return Bond Fund Shares and 1,528,436.763 of the Total Return Bond VIF Shares, and they owned beneficially 96% of the Mid Cap Value Fund Shares, 92% of the Total Return Bond Fund Shares and 92% of the Total Return Bond VIF Shares. As a consequence, BB&T may be deemed to be a controlling person of the Fund under the 1940 Act.

The following table sets forth, as of May 23, 2005 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Funds to own beneficially more than 5% of the outstanding Shares of the Funds. Unless otherwise indicated, the Funds believe that the beneficial owner set forth in the table has sole voting and investment power. As of May 23, 2005, the Officers and Trustees of the Funds, individually and as a group, owned less than 1% of the outstanding Shares of the Funds.

Mid Cap Value Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

MID CAP VALUE FUND — A SHARES

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	166247.331	25.89

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	41009.842	6.39

MID CAP VALUE FUND — B SHARES

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	32398.568	13.13

MID CAP VALUE FUND — C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE FORSYTH COUNTY DEVELOPMENT COR 700 17TH ST STE 150 DENVER CO 80202	9397.768	40.03

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	7981.682	34.00

A WAYNE ANNAS CAROLYN B ANNAS P O BOX 563 VALDESE NC 28690	2398.756	10.22

THEODORA J KURCABA RT 1 BOX 163-C TERRA ALTA WV 26764	1427.595	6.08

MID CAP VALUE FUND — I SHARES

WILBRANCH & CO PT NO FEE DR 223 W NASH ST WILSON NC 278933801	7570136.063	65.91

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	2980814.39	25.95

Total Return Bond Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

TOTAL RETURN BOND FUND — A SHARES

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	167169.423	29.05

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	112248.024	19.50

EDNA A OAKLEY 3976 FIGSBORO ROAD MARTINSVILLE VA 24112	32072.043	5.57

MARK R REED 64 COLSON COVE DR BRONSTON KY 42518	30831.981	5.36

TOTAL RETURN BOND FUND — B SHARES

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	166913.723	27.63

TOTAL RETURN BOND FUND — C SHARES

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	16088.963	77.14

ERNEST D RHODES 1112 CREWS SHOP RD LYNCHBURG VA 245044189	2382.171	11.42

TOTAL RETURN BOND FUND — I SHARES

WILBRANCH & CO PT NO FEE DR 223 W NASH ST WILSON NC 278933801	28388301.497	85.81

BRANCH BANKING & TRUST CO DAILY RECORDKEEPING PLANS 300 EAST WENDOVER AVENUE ATTN DAILY TRADE TEAM GREENSBORO NC 27401	1837830.119	5.56

Total Return Bond VIF

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class

WILBRANCH CO P O BOX 2887 ATTN J MICHAEL POLLOCK WILSON NC 278941847	1528436.763	92.31

HARTFORD LIFE 200 HOPMEADOW ST ATTN DAVID TEN-BROECK SIMSBURY CT 06070	127358.483	7.69

June 8, 2005

INTRODUCTION

This Special Meeting is being called for the following purposes: (1) to approve Investment Sub-Advisory Agreements between BB&T Asset Management, Inc. (“BB&T” or the “Adviser”) and Sterling Capital Management LLC (“Sterling Capital” or the “Sub-Adviser”) with respect to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF; (2) to approve an amendment to the investment objective of the Mid Cap Value Fund; and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of each respective Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of each respective Fund.

PROPOSAL (1)

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN BB&T ASSET MANAGEMENT, INC.
AND STERLING CAPITAL MANAGEMENT LLC

On May 20-21, 2005, the Trustees of the BB&T Trust and BB&T VIF Trust, including a majority of the Trustees who are not interested persons of the Trusts, as defined in the 1940 Act, unanimously approved on behalf of the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond Fund VIF the proposed Investment Sub-Advisory Agreements between BB&T and Sterling Capital. A copy of the proposed Investment Sub-Advisory Agreement between BB&T and Sterling Capital relating to the Mid Cap Value Fund and Total Return Bond Fund is included as Exhibit A to this proxy statement. A copy of the proposed Investment Sub-Advisory Agreement between BB&T and Sterling Capital relating to the Total Return Bond VIF is included as Exhibit B to this proxy statement.

Under the proposed Investment Sub-Advisory Agreements, Sterling Capital would act as Sub-Adviser to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF with regard to selecting the Funds’ investments and placing all orders for purchases and sales of the Funds’ securities, subject to the direction and supervision of the Boards of Trustees and BB&T, any written guidelines adopted by the Boards of Trustees or BB&T and furnished to Sterling Capital, and in accordance with the Funds’ written investment restrictions.

Consideration of the proposed Investment Sub-Advisory Agreements is being requested because the Boards of Trustees and BB&T believe that it would be in the Shareholders’ best interests to have Sterling Capital’s talented investment personnel with extensive experience and a successful track record managing assets.

Here are some of the factors you should consider in determining whether to approve the proposed Investment Sub-Advisory Agreements:

▪	The Boards of Trustees have unanimously approved the proposed Investment Sub-Advisory Agreements relating to each of the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond Fund VIF;

▪	Sterling Capital will provide investment management sub-advisory services to the Funds subject to the direction and supervision of the Boards of Trustees and BB&T;

▪	BB&T will continue to review, supervise and administer the Funds’ investment programs; and

▪	There will be no change in the fees payable by the Funds to BB&T for advisory services as a result of approval of the proposed Sub-Advisory Agreements.

CURRENT INVESTMENT ADVISORY CONTRACTS

At the present time, BB&T serves as investment adviser to the BB&T Trust pursuant to an investment advisory agreement dated as of February 1, 2001, as amended and restated on May 23, 2003 (the “BB&T Investment Advisory Agreement”), and to the BB&T VIF Trust pursuant to an investment advisory agreement dated April 22, 2005 (the “BB&T VIF Investment Advisory Agreement”). These agreements were last approved by shareholders on December 1, 1999 for the BB&T Trust and on April 14, 2005 for the BB&T VIF Trust. The BB&T Investment Advisory Agreement and BB&T VIF Investment Advisory Agreement will each continue in effect from year to year, if such continuance is approved at least annually by the Boards of Trustees of the BB&T Trust and BB&T VIF Trust, respectively, or by vote of a majority of the outstanding shares of the Funds and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The BB&T Investment Advisory Agreement and BB&T VIF Investment Advisory Agreement may each be terminated at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Funds, or by BB&T. The BB&T Investment Advisory Agreement and BB&T VIF Investment Advisory Agreement also terminate automatically in the event of any assignment, as defined in the 1940 Act.

Under the BB&T Investment Advisory Agreement and BB&T VIF Investment Advisory Agreement, BB&T may make the day-to-day investment decisions for the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF, or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, BB&T continuously reviews, supervises and administers the Funds’ investment programs. As consideration for its services, the Adviser is entitled to a fee of seventy-four one-hundredths of one percent (0.74%) of the average daily net assets of the Mid Cap Value Fund, a fee of sixty one-hundredths of one percent (0.60%) of the average daily net assets of the Total Return Bond Fund and a fee of sixty one-hundredths of one percent (0.60%) of the average daily net assets of the Total Return Bond VIF. The Adviser has voluntarily agreed to limit the management fees paid by the Mid Cap Value Fund to sixty-seven one-hundredths of one percent (0.67%) for the period from February 1, 2005 through January 31, 2006, by the Total Return Bond Fund to fifty one-hundredths of one percent (0.50%) for the period from February 1, 2005 through January 31, 2006, and by the Total Return Bond VIF to fifty one-hundredths of one percent (0.50%). For the fiscal year ended September 30, 2004 of the BB&T Trust, the Mid Cap Value Fund paid investment advisory fees to the Adviser equal to $1,184,356 and the Total Return Bond Fund paid investment advisory fees to the Adviser equal to $1,294,243, each after taking into account fee waivers/reimbursements. For the fiscal year ended December 31, 2004 of the BB&T VIF Trust, the BB&T Total Return Bond Fund, predecessor of the Total Return Bond VIF, paid investment advisory fees to the Adviser equal to $40,586 after taking into account fee waivers/reimbursements.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENTS

Under the proposed Sterling Capital Investment Sub-Advisory Agreements, if approved, BB&T will continue to have full responsibility for providing investment advisory services to the Mid Cap Value

Fund, Total Return Bond Fund and Total Return Bond VIF. BB&T will discharge this responsibility in part through retention of Sterling Capital, at BB&T’s sole expense, to provide management sub-advisory services to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF. BB&T will oversee the activities of Sterling Capital and will be responsible for setting any policies it deems appropriate for Sterling Capital’s activities, subject to the direction of the Boards of Trustees of the BB&T Trust and BB&T VIF Trust. Shareholders of the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF will each continue to receive the benefits of BB&T’s supervision of the management of such Funds and, under the proposed arrangement, will receive the additional benefit of Sterling Capital’s investment advisory services. The combined contributions of BB&T and Sterling Capital to the management of the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF should enhance the level of service to the Shareholders.

The proposed Sterling Capital Investment Sub-Advisory Agreements will become effective on the date approved by the Shareholders and, unless sooner terminated, will each continue for an initial term ending October 31, 2006. Thereafter, the Sterling Capital Investment Sub-Advisory Agreements will continue for successive one-year terms, provided that such continuations are specifically approved at least annually by a vote of a majority of the Trustees of each of the BB&T Trust and BB&T VIF Trusts, or by the vote of a majority of the outstanding Shares of the respective Funds, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Sterling Capital Investment Sub-Advisory Agreements may be terminated at any time on not more than 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the respective Funds, by BB&T or by Sterling Capital. The proposed Sterling Capital Investment Sub-Advisory Agreements will terminate automatically in the event of their assignment, as defined in the 1940 Act or termination of the BB&T Investment Advisory Agreement or BB&T VIF Investment Advisory Agreement, except that Sterling Capital may enter into arrangements with its affiliates to provide certain services.

Pursuant to the Sterling Capital Investment Sub-Advisory Agreements, Sterling Capital would provide investment sub-advisory services to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF, select such Funds’ investments and place all orders for purchases and sales of securities, subject to the direction and supervision of the Funds’ Boards of Trustees and the Adviser, the Funds’ written investment limitations, procedures and guidelines established by BB&T or by the Boards of Trustees that have been furnished in writing to Sterling Capital; and the provisions of the 1940 Act and the rules and regulations thereunder applicable to the Funds and the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

More specifically, Sterling Capital would perform the following services for the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF: (i) provide investment research and credit analysis concerning the Funds’ investments; (ii) conduct a continual program of investment of the Funds’ assets; (iii) place orders for all purchases and sales of the investments made for the Funds; (iv) maintain the books and records required in connection with its duties under the Investment Sub-Advisory Agreements; and (v) keep the Investment Adviser informed of developments materially affecting the Funds. Sterling Capital will bear those expenses expressly stated to be payable by it under the Sterling Capital Investment Sub-Advisory Agreements.

In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreements, BB&T has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Mid Cap Value Fund, at an annual rate of 0.25% of the average daily net assets of the Total Return Bond Fund and at an annual rate of 0.25% of the average daily net assets of the Total Return Bond VIF. BB&T will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.

Under the proposed Sterling Capital Investment Sub-Advisory Agreements, Sterling Capital, its directors, officers, employees, agents and affiliates are not liable for any error of judgment or mistake of law or for any loss suffered by the Mid Cap Value Fund, Total Return Bond Fund, Total Return Bond VIF, BB&T Trust, BB&T VIF Trust or the Adviser or their shareholders in connection with the matters to which the proposed Investment Sub-Advisory Agreements relate, except that Sterling Capital is liable to the Investment Adviser for losses resulting from a breach of fiduciary duty by the Sub-Adviser under the Investment Company Act of 1940 with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under the proposed Sterling Capital Investment Sub-Advisory Agreements.

In unanimously approving the proposed Sterling Capital Investment Sub-Advisory Agreements and recommending their approval by Shareholders, the Trustees of the BB&T Trust and BB&T VIF Trust, including the independent Trustees, considered the best interests of Shareholders of the Funds and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the (i) nature, quality and extent of the services to be provided by Sterling Capital, (ii) investment performance of Sterling Capital, specifically with respect to funds managed by Sterling Capital that invest similarly to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF, (iii) costs of the services to be provided and profits to be realized by Sterling Capital and its affiliates from their relationship with the Funds, (iv) extent to which economies of scale may be realized as the Funds grow. After considering these factors, the Trustees concluded that the proposed Sterling Capital Investment Sub-Advisory Agreements would be beneficial to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF, and to their respective Shareholders.

In determining to approve the Sub-Advisory Agreements with respect to the Funds, the Trustees considered information provided by Sterling Capital relating to the nature, quality and extent of services to be provided by Sterling Capital. The Trustees noted the education, experience and number of investment professionals and other personnel providing services under the Sub-Advisory Agreements. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted by Sterling Capital to the Funds was appropriate to fulfill effectively Sterling Capital’s duties under the Sub-Advisory Agreements. The Trustees also considered the business reputation of Sterling Capital and its financial resources and concluded that Sterling Capital would be able to meet any reasonably foreseeable obligations under the Sub-Advisory Agreements. The Trustees also received information concerning the investment philosophy and investment process applied by Sterling Capital in managing investment assets. In this connection, the Trustees considered Sterling Capital’s in-house research capabilities as well as other resources available to Sterling Capital’s personnel. The Trustees concluded that Sterling Capital’s investment processes, research capabilities and philosophies are well suited to the Funds. The Trustees therefore concluded that the nature, quality and extent of services, including the comprehensive investment management product, to be provided by Sterling Capital provide strong support for their retention of Sterling Capital as Sub-Adviser to the Funds.

The Trustees also considered information provided by Sterling Capital relating to the investment performance of accounts similar to the Funds managed by that firm, relative to their performance benchmarks. The Trustees reviewed performance over various periods. The Trustees concluded that Sterling Capital’s performance has been superior.

The Trustees also considered the fees payable under the Sub-Advisory Agreements. The Trustees noted that BB&T, as adviser to the Funds, will pay the fees due to Sterling Capital under the Sub-Advisory Agreements. Nevertheless, the Trustees received information derived from third-party data concerning fees paid to investment sub-advisers of similarly-managed funds to review the fee structures for reasonableness and fairness. The Trustees concluded that the fees to be paid Sterling Capital under the Sub-Advisory Agreements are fair and reasonable, given the scope and quality of the services to be rendered by Sterling Capital.

The Trustees evaluated the potential economies of scale that could be realized as the Funds grow. The Trustees concluded that the Funds proposed to be sub-advised by Sterling Capital will in all likelihood not experience growth during the initial contractual terms sufficient to result in economies of scale such that would suggest the need for contractual breakpoints.

Based on the factors considered, and conclusions reached, by the Trustees, including but not limited to the factors and conclusions described above, the Trustees recommend that the Shareholders of the Funds vote to approve the proposed Sterling Capital Investment Sub-Advisory Agreements, thereby appointing Sterling Capital as the Investment Sub-Adviser to the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF. Approval by Shareholders of the Sterling Capital Investment Sub-Advisory Agreements will result in no change to the contractual rate of the advisory fees payable to the Adviser.

In the event that holders of a majority of the outstanding Shares of the Mid Cap Value Fund, Total Return Bond Fund or Total Return Bond VIF vote in the negative with respect to the proposed Sterling Capital Investment Sub-Advisory Agreements, the Trustees will consider such further action as they may determine to be in the best interests of such Fund’s Shareholders.

The Trustees unanimously recommend that Shareholders of the Mid Cap Value Fund, Total Return Bond Fund and Total Return Bond VIF vote to approve the proposed Sterling Capital Investment Sub-Advisory Agreement.

PROPOSAL (2)

APPROVAL OF AN AMENDMENT TO THE
INVESTMENT OBJECTIVE OF THE
MID CAP VALUE FUND

     After considering the present investment objective of the Mid Cap Value Fund, the BB&T Funds’ Trustees have concluded that it would be in the best interests of the Mid Cap Value Fund’s Shareholders to amend the Fund’s investment objective.

     The Mid Cap Value Fund’s investment objective would be amended as follows:

Current objective:	to seek “current income, with a secondary goal of moderate capital appreciation” by investing primarily in domestically traded U.S. common stocks of middle capitalization U.S. companies whose capitalization is within the range of those companies in the Russell Midcap® Value Index as well as American Depositary Receipts.

Proposed objective:	to seek “long-term growth of capital” by investing the Fund’s assets primarily in equity securities of companies that are considered to be undervalued.

Analysis of Proposed Change

     Currently, the Mid Cap Value Fund’s investment objective directs the portfolio manager to seek current income and, secondarily, moderate capital growth. However, over longer time periods, it is believed by the Adviser and proposed Sub-Adviser of the Mid Cap Value Fund that the most promise of maximizing Fund performance for shareholders will be afforded by an investment objective focused on the achievement of long-term capital growth. Moreover, the management of a portfolio for long-term capital growth is an investment management style with respect to which Sterling Capital, the proposed Sub-Adviser, has considerable experience and expertise.

     Certainly, in the past, and almost certainly in the future, there may be periods where a strategy of seeking current income will produce greater yields and lower volatility than does a strategy of seeking long-term growth of capital. Furthermore, there can be no assurance that the Mid Cap Value Fund will succeed in meeting its investment objective. Nonetheless, the management of the Mid Cap Value Fund believes that by seeking long-term growth of capital, and not focusing primarily on current income and secondarily on moderate capital appreciation, the Mid Cap Value Fund will provide greater value to its Shareholders over time.

     The Mid Cap Value Fund would sell some of its current assets in connection with the proposed change of investment objective. Any net capital gains recognized by the Mid Cap Value Fund resulting from such sales (including after the application of any available capital loss carryforwards) would be distributed to shareholders as taxable dividends. Taxes on such dividends would be determined by how long the Mid Cap Value Fund owned the assets that generated the gains, rather than how long shareholders owned their shares in the Mid Cap Value Fund. Distributions of net capital gains from the sale of assets that the Mid Cap Value Fund owned for more than one year and that are properly designated by the Mid Cap Value Fund as capital gain dividends would be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of assets that the Mid Cap Value Fund owned for one year or less would be taxable as ordinary income.

Required Vote and Board of Trustees’ Recommendation

     After due deliberation, on May 21, 2005, the Trustees of the BB&T Trust unanimously approved the amendment of the Fund’s investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

The Trustees unanimously recommend that Shareholders of the Mid Cap Value Fund vote to approve the proposed amendment to the Mid Cap Value Fund’s investment objective.

ADDITIONAL INFORMATION

Information About The Adviser

BB&T is the investment adviser for the Funds. BB&T is a wholly-owned subsidiary of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2004, BB&T Corporation had assets of approximately $100.5 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T Corporation also provides trust, investment and retail and wholesale insurance services. BB&T Corporation has provided investment management services through its Trust and Investment Management Division since 1912. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T currently manages discretionary assets of more than $13 billion.

The name, address, and principal occupation of the principal executive officer and each director of the BB&T Trust and BB&T VIF Trust are as follows:

Position(s) held with BB&T
Name and Address	and/or BB&T VIF	Principal Occupation
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106	Trustee, Chairman of the Board of Trustees	Senior Fellow, Z. Smith Reynolds Foundation.

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jeffereson St. Suite 101 Lewisburg, WV 24901	Trustee	President and Director, Montecito Advisors, Inc.

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194	Trustee	President, Peace College.

Douglas R. Van Scoy 841 Middle Street Sullivans Island, SC 26481	Trustee	Retired.

James L. Roberts 7 Kittansett Court Skillman, NJ 08558	Trustee	Retired.

Kenneth L. Miller, Jr. 200 W. Second Street, 16th Floor Winston-Salem, NC 27101	Trustee	Executive Vice President, Branch Banking and Trust Company.

Keith F. Karlawish 434 Fayetteville St. Raleigh, NC 27601	President	President, BB&T Asset Management, Inc.

James T. Gillespie 434 Fayetteville St. Raleigh, NC 27601	Vice President	Vice President, BB&T Asset Management, Inc.

E.G. Purcell, III 434 Fayetteville St. Raleigh, NC 27601	Vice President	Senior Vice President, BB&T Asset Management, Inc.

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219	Treasurer	Employee, BISYS Fund Services.

Frank Pavlak	Vice President, Chief	Senior Vice President, BISYS Fund Services.

Position(s) held with BB&T
Name and Address	and/or BB&T VIF	Principal Occupation
3435 Stelzer Road Columbus, OH 43219	Compliance Officer and AML Compliance Officer

C. David Bunstine 3435 Stelzer Road Columbus, OH 43219	Secretary	Employee, BISYS Fund Services.

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219	Assistant Secretary	Employee, BISYS Fund Services.

Chris Sabato 3435 Stelzer Road Columbus, OH 43219	Assistant Treasurer	Employee, BISYS Fund Services.

Information About Sterling Capital

Sterling Capital is a registered investment adviser under the Investment Advisers Act of 1940. It was organized as a limited liability company on January 27, 2005. The firm was originally founded in 1970.

		Percent of Voting Shares
Entity	Address	Owned by Immediate Parent
Sterling Capital Management LLC	4064 Colony Road Suite 300 Charlotte, NC 28211	70%

The name, address, and principal occupation of the principal executive officer and each member of the board of directors of Sterling Capital are as follows:

Position(s) held with
Name and Address	Sterling Capital	Principal Occupation
Eduardo Brea	Managing Director	Investment Advisory
Alexander McAlister	Managing Director	Investment Advisory
David Ralston	Managing Director	Investment Advisory
Brian Walton	Managing Director	Investment Advisory
Mark Whalen	Managing Director	Investment Advisory

If approved by shareholders, the Funds will be managed by investment management teams at Sterling Capital. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

The following table shows other investment companies advised by Sterling Capital with investment objectives similar to the Funds.

		Assets as of		Advisory Fee
	Most Recent	Fiscal Year End		Paid as of Fiscal
Fund Name	Fiscal Year End	In Millions	Advisory Fee Rate	Year End
Hartford Select Midcap Value Fund	N/A (began May 2005)	N/A	.45%	N/A

Sterling Capital will determine the allocation of portfolio transactions to various dealers in a manner deemed fair and reasonable over a period of time. Within the guidelines set forth by applicable law, the major consideration in portfolio transactions will be the best available price and most favorable execution. Sterling Capital may, when placing portfolio transactions for securities on behalf of the Funds, cause the Funds to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to Sterling Capital or the Adviser. Information so received is in addition to and not in lieu of services required to be performed by Sterling Capital or the Adviser and does not reduce the advisory fees payable to the Adviser by the Trust or the sub-advisory fees payable to Sterling Capital by the Adviser.

Sterling Capital is an affiliate of the Adviser because it is 70% owned by the parent of the Adviser, BB&T Corporation. No Trustee of the BB&T Trust or BB&T VIF Trust has made a purchase or sale of any securities, or has had any material interest, direct or indirect, in any material transaction or any material proposed transaction with, Sterling Capital or its affiliates since the beginning of each of the Funds’ most recent fiscal year. Other than Messrs. Miller and Karlawish, who are on the governing board of Sterling Capital, no officer or Trustee of the BB&T Trust or BB&T VIF Trust is an officer, employee, director, general partner or shareholder of Sterling Capital. No officer or Trustee of the BB&T Trust or BB&T VIF Trust owns securities or has any other material direct or indirect interest in Sterling Capital or its affiliates other than ownership by Messrs. Miller, Karlawish, Purcell and Gillespie in BB&T Corporation.

Information about the Administrator and Distributor

BB&T Asset Management, Inc. is the administrator for the Funds. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS Fund Services, L.P. serves as the distributor of shares of the Mid Cap Value Fund and Total Return Bond Fund. The Distributor and Administrator may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

Portfolio Transactions

During the fiscal year ended September 30, 2004 for the BB&T Trust, the Mid Cap Value Fund paid $112,949 in brokerage commissions and the Total Return Bond Fund paid $360 in brokerage commissions. During the fiscal year ended December 31, 2004 for the BB&T VIF Trust, the BB&T Total Return Bond Fund, predecessor to the Total Return Bond VIF, did not pay any brokerage commissions.

Other Matters and Discretion of Persons Named in the Proxy

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Shareholder proposals to be presented at any future meeting of Shareholders of the Funds must be received by the Trusts within a reasonable amount of time before the Trusts’ solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

June 8, 2005

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

EXHIBIT A

FORM OF
SUB-ADVISORY AGREEMENT

     AGREEMENT dated as of                                         , 2005, between BB&T Asset Management, Inc., a North Carolina corporation with an office in Raleigh, North Carolina (herein called the “Investment Adviser”) and Sterling Capital Management LLC, a North Carolina limited liability company with an office in Charlotte, North Carolina (herein called the “Sub-Adviser”).

     WHEREAS, the Investment Adviser is the investment adviser to BB&T Funds, a Massachusetts business trust (herein called the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“40 Act”); and

     WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”).

     WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. Appointment. the Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Adviser and the Trust dated as of February 1, 2001, as amended and restated on May 23, 2003 (such Agreement or the most recent successor advisory agreement between such parties is herein called the “Advisory Agreement”). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Investment Adviser shall provide to the Sub-Adviser copies of the Trust’s most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a “Prospectus” and a “Statement of Additional Information”).

     3. Sub-Advisory Services to the Funds.

          (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund’s investments; (ii) conduct a continual program of investment of the Fund’s assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund.

          (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

          (c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

          (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

          (e) The Sub-Adviser will not make loans, other than margin loans, to any person to purchase or carry shares in the Trust or make loans to the Trust.

          (f) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.

          (g) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

     4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board of Trustees of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 40 Act), except to the extent permitted under the 40 Act.

     5. Compliance with Laws: Confidentiality: Conflicts of Interest.

          (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).

          (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          (c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of its broker-dealer operations or banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are its customers or bank customers of the Sub-Adviser’s affiliates unless so required by applicable law. In dealing with their customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

     6. Control by Trust’s Board of Trustees. Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

     7. Services Not Exclusive. The Sub-Adviser’s services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby.

     8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

     9. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

     10. Compensation.

          (a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

          (b) The obligation of the Investment Adviser to pay the above described fee to the Sub-Adviser will begin as of the date of the initial public sale of shares of the Fund.

     11. Limitation of Liability.

          (a) The Sub-Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 40 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

          (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

     12. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meaning as such terms have in the 40 Act.)

     13. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

     The names “BB&T Funds” and “Trustees of BB&T Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BB&T ASSET MANAGEMENT, INC.

By:

Name:

Title:

STERLING CAPITAL MANAGEMENT LLC

By:

Name:

Title:

SCHEDULE A

To Sub-Advisory Agreement
Dated as of _____________, 2005
Between
BB&T Asset Management, Inc. and Sterling Capital Management LLC

Name Of Fund	Annual Rate Of Compensation
BB&T Mid Cap Value Fund	0.40% of the Fund’s average daily net assets
BB&T Total Return Bond Fund	0.25% of the Fund’s average daily net assets

Consented to by:

Date: , 2005	BB&T ASSET MANAGEMENT, INC.

By:

Date: , 2005	STERLING CAPITAL MANAGEMENT LLC

By:

A-1

EXHIBIT B

FORM OF
SUB-ADVISORY AGREEMENT

     AGREEMENT dated as of                                         , 2005, between BB&T Asset Management, Inc., a North Carolina corporation with an office in Raleigh, North Carolina (herein called the “Investment Adviser”) and Sterling Capital Management LLC, a North Carolina limited liability company with an office in Charlotte, North Carolina (herein called the “Sub-Adviser”).

     WHEREAS, the Investment Adviser is the investment adviser to BB&T Variable Insurance Funds, a Massachusetts business trust (herein called the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“40 Act”); and

     WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”).

     WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. Appointment. the Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Adviser and the Trust dated as of February 1, 2001, as amended and restated on May 23, 2003 (such Agreement or the most recent successor advisory agreement between such parties is herein called the “Advisory Agreement”). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Investment Adviser shall provide to the Sub-Adviser copies of the Trust’s most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a “Prospectus” and a “Statement of Additional Information”).

     3. Sub-Advisory Services to the Funds.

          (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund’s investments; (ii) conduct a continual program of investment of the Fund’s assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund.

          (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

          (c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

          (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

          (e) The Sub-Adviser will not make loans, other than margin loans, to any person to purchase or carry shares in the Trust or make loans to the Trust.

          (f) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.

          (g) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

     4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board of

Trustees of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 40 Act), except to the extent permitted under the 40 Act.

     5. Compliance with Laws: Confidentiality: Conflicts of Interest.

          (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).

          (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          (c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of its broker-dealer operations or banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are its customers or bank customers of the Sub-Adviser’s affiliates unless so required by applicable law. In dealing with their customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

     6. Control by Trust’s Board of Trustees. Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

     7. Services Not Exclusive. The Sub-Adviser’s services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby.

     8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

     9. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

     10. Compensation.

          (a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

          (b) The obligation of the Investment Adviser to pay the above described fee to the Sub-Adviser will begin as of the date of the initial public sale of shares of the Fund.

     11. Limitation of Liability.

          (a) The Sub-Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 40 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

          (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

     12. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meaning as such terms have in the 40 Act.)

     13. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

     The names “BB&T Variable Insurance Funds” and “Trustees of BB&T Variable Insurance Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of November 8, 2004 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T Variable Insurance Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BB&T ASSET MANAGEMENT, INC.

By:

Name:

Title:

STERLING CAPITAL MANAGEMENT LLC

By:

Name:

Title:

SCHEDULE A

To Sub-Advisory Agreement
Dated as of _____________, 2005
Between
BB&T Asset Management, Inc. and Sterling Capital Management LLC

Name Of Fund	Annual Rate Of Compensation
BB&T Total Return Bond VIF	0.25% of the Fund’s average daily net assets

Consented to by:

Date: , 2005	BB&T ASSET MANAGEMENT, INC.

By:

Date: , 2005	STERLING CAPITAL MANAGEMENT LLC

By:

A-1

To vote by Internet		To vote by telephone

1.	Read the Proxy Statement and have your Voting Instructions Card below at hand.	1.	Read the Proxy Statement and have your Voting Instructions Card below at hand.

2.	Go to the Website www.proxyweb.com.	2.	Call 1-800-690-6903.

3.	Follow the simple instructions.	3.	Follow the simple instructions.
*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

999 999 999 999 99 ←

VOTING INSTRUCTIONS CARD
SPECIAL MEETING OF SHAREHOLDERS ON JULY 8, 2005

INSURANCE COMPANY/FUND NAME PRINTS HERE	THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF
INSURANCE COMPANY/FUND NAME PRINTS HERE	OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes it to represent and to vote as designated on this form all shares owned directly and/or beneficially of the above-referenced fund (the Fund) held of record by the undersigned on May 23, 2005 at the Special Meeting of shareholders of the Fund to be held on July 8, 2005 or any adjournment thereof. IF THIS VOTING INSTRUCTIONS CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. If you fail to return this Voting Instructions Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account when applicable.

ê       DATE: ________________________

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Signature(s) of Variable Contract Owner(s)       (Sign in the Box)
Note: Please sign exactly as your name appears on this Voting Instructions Card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

ê	ê	VIC kw

MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___

OK TO PRINT AS IS* ___*By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒	ê
PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned’s vote will be cast FOR the Proposal. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSAL. These voting instructions will be voted in the designated proxy holder’s discretion as to other matters that come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

VOTE ON PROPOSAL		FOR	AGAINST	ABSTAIN

1.	Approval of the Sterling Capital Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC.	☐	☐	☐

2.	NOT APPLICABLE

3.	Transaction of such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	VIC kw	ê

MIS EDITS: # OF CHANGES ___/___PRF 1 ___PRF 2 ___

OK TO PRINT AS IS* ___*By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE